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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

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                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): July 30, 1998


                           BLOCK DRUG COMPANY, INC.
              (Exact Name of Registrant as Specified in Charter)



        NEW JERSEY                    0-6436                    22-1375645

(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
    of Incorporation)                                      Identification No.)



                              257 CORNELISON AVENUE
                           JERSEY CITY, NEW JERSEY 07302
                   (Address of Principal Executive Offices)


      Registrant's telephone number, including area code: (201) 434-3000





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NYFS08...:\60\26960\0001\5572\FRM7138L.510

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ITEM 5.     OTHER EVENTS.

            The Company has amended its Certificate of Incorporation, with the required stockholder approval, to modify certain terms of the authorized shares of Class A and Class B Common Stock.

            Description of Capital Stock

            The Company is authorized to issue 15,000,000 shares of Class A Common Stock, par value $.10 per share, and 30,000,000 shares of Class B Common Stock, par value $.10 per share. The two classes of the Company's Common Stock are identical in all respects, except that (a) all voting rights are held by the owners of the Class B Common Stock except as otherwise provided by law, and (b) holders of Class A Common Stock are entitled to receive dividends when, as and if declared and paid by the Board of Directors whether or not dividends are declared in respect of the Class B Common Stock. In the event of the declaration of a dividend in respect of the Class B Common Stock, a dividend of at least the same amount must be declared in respect of the Class A Common Stock. The Company's Certificate of Incorporation provides that upon an affirmative vote of the holders of two-thirds of the outstanding Class B Common Stock, all shares of Class A Common Stock will be converted into Class B Common Stock on share for share basis. The Company's stockholders have no pre-emptive rights to subscribe for additional shares. All outstanding shares of the Company's Class A and Class B Common Stock are nonassessable and are not subject to redemption or to any liability for further calls. In the event of liquidation or dissolution of the Company, holders of Class A and Class B Common Stock will be entitled to receive the assets remaining after payment of all debts ratably according to the number of shares held.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (a)   Not applicable.

            (b)   Not applicable.

            (c)   Exhibits.

                  Exhibit 4.1 Amended and Restated Certificate of Incorporation (incorporated by reference from Exhibit 4.1 to the Company's Form S-8 filed with the Securities and Exchange Commission on June 3, 1998).



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                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            BLOCK DRUG COMPANY, INC.


                                      By:   /s/ John E. Peters
                                            ---------------------------------
                                      Name:   John E. Peters
                                      Title:  Senior Vice President,
                                              General Counsel and Secretary




Date:  July 30, 1998



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                                EXHIBIT INDEX


EXHIBIT NO.             DESCRIPTION

     4.1 Amended and Restated Certificate of Incorporation (incorporated by reference from Exhibit 4.1 to the Company's Form S-8 filed with the Securities and Exchange Commission on June 3, 1998).




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